UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 30, 2020

Exxon Mobil Corporation
(Exact name of registrant as specified in its charter)

New Jersey	1-2256	13-5409005
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

 5959 Las Colinas Boulevard, Irving, Texas 75039-2298
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (972) 940-6000

(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:

Name of Each Exchange
Title of Each Class	Trading Symbol	on Which Registered
Common Stock, without par value	XOM	New York Stock Exchange
0.142% Notes due 2024	XOM24B	New York Stock Exchange
0.524% Notes due 2028	XOM28	New York Stock Exchange
0.835% Notes due 2032	XOM32	New York Stock Exchange
1.408% Notes due 2039	XOM39A	New York Stock Exchange

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events

The company intends to furnish its second quarter 2020 financial results in a filing on Form 8-K in the Securities and Exchange Commission EDGAR system by 6:30 a.m. CT Friday, July 31, 2020. However, as the EDGAR system is currently experiencing technical difficulties it is possible that the company may be unable to successfully complete its 8-K filing at the intended time. In accordance with Regulation FD, we are herewith providing notice that the company’s second quarter 2020 financial results will be available on the company’s website at www.exxonmobil.com as of 6:30 a.m. CT Friday, July 31, 2020. The Form 8-K including this information will be furnished on EDGAR as soon as possible thereafter.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EXXON MOBIL CORPORATION

Date: July 30, 2020	By:	/s/ DAVID S. ROSENTHAL
David S. Rosenthal
Vice President and Controller
(Principal Accounting Officer)
3